Lines of Credit	6 Months Ended
Jun. 30, 2020
Lines of Credit [Abstract]
LINES OF CREDIT

NOTE 9—LINES OF CREDIT

Burnley Capital LLC

On April 5, 2019, the Company, as borrower, and Holdco entered into a loan and security agreement with Burnley Capital LLC ("Burnley") for revolving loans in an aggregate principal amount that will not exceed the lesser of (i) the borrowing base (as defined in the loan and security agreement) or (ii) $1,500,000 (provided that such amount may be increased to $3,000,000 in Burnley's sole discretion) minus reserves established Burnley at any time in accordance with the loan and security agreement. In connection with the closing of the acquisition of Goedeker on April 5, 2019, the Company borrowed $744,000 under the loan and security agreement and issued a revolving note to Burnley in the principal amount of up to $1,500,000. As of June 30, 2020, there was $232,000 available for borrowing and the balance of the line of credit was $456,104, comprised of principal of $524,938 and net of unamortized debt issuance costs of $68,834.

At June 30, 2020, the Company did not meet certain loan covenants under the loan and security agreement. The agreement requires compliance with the following ratios as a percentage of earnings before interest, taxes, depreciation, and amortization for the twelve-month period ended June 30, 2020. The table below shows the required ratio and actual ratio for such period.

Covenant	Actual Ratio	Required Ratio
Total debt ratio	(2.9)x	4.0x
Senior debt ratio	(0.7)x	1.5x
Interest coverage ratio	(1.2)x	1.0x

In addition, the Company was not in compliance with a requirement with respect to the liquidity ratio, which is the ratio of cash and available borrowings to customer deposits. At June 30, 2020, the actual ratio was 0.36x compared to a requirement of 1.00x.

The loan and security agreement with SBCC described below contains the same covenants and a cross default provision, whereby a default under the Burnley loan and security agreement triggers a default under the SBCC loan and security agreement. Accordingly, at June 30, 2020, the Company was in technical, not payment default, on these loan and security agreements and classified such debt as a current liability.

There are no cross-default provisions that would require any other long-term liabilities to be classified as current. Although the Company has defaulted under the 9% subordinated promissory note described below as the result of its failure to make payments thereunder from and after August 27, 2019, the date that Burnley notified the Company that it is in technical default under Burnley's loan and security agreement, Burnley's notice also stated that pursuant to the subordination agreement, dated April 5, 2019, between Burnley and Goedeker, no payment can be made under the note so long as the Company's default relating to Burnley's loan continues. Therefore, notwithstanding the default, Goedeker has no right to accelerate the note because, in addition to the subordination agreement which otherwise would have permitted acceleration, the note itself also has specific subordination provisions that prohibit such acceleration. Since Goedeker does not currently have the right to accelerate the note, the Company has classified all amounts other than the currently due portion of the note as long-term liabilities.

Upon closing of the IPO on August 4, 2020, the Company repaid the revolving note in full and the loan and security agreement was terminated (see Note 16).

Northpoint Commercial Finance LLC

On June 24, 2019, the Company, as borrower, entered into a loan and security agreement with Northpoint Commercial Finance LLC, which was amended on August 2, 2019, for revolving loans up to an aggregate maximum loan amount of $1,000,000 for the acquisition, financing or refinancing by the Company of inventory at an interest rate of LIBOR plus 7.99%. The Company terminated the loan and security agreement on May 18, 2020 and there is no outstanding balance as of June 30, 2020.